CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2014
CONVERTIBLE DEBT [Abstract]
CONVERTIBLE DEBT
NOTE 7:-	CONVERTIBLE DEBT

In April 2004, the Company issued to a group of investors interest-bearing convertible notes in the face amount of $2,000, initially repayable after five years (as amended and extended from time to time, the "Convertible Notes"). The conversion price of the Convertible Notes was adjusted from time to time. The Company recorded a bifurcated conversion feature embedded in the convertible debt, and marked it to market based on its fair value each reporting period.

During the year ended December 31, 2012, the Convertible Notes then outstanding were converted into ordinary shares of the Company and the outstanding associated bifurcated conversion feature was accordingly allocated to equity. As of December 31, 2013, substantially all of the principal amount and accrued interest were repaid in full by way of conversion of the Convertible Notes into ordinary shares.

In accordance with ASC No. 470-20-40-16, "Debt with conversion and other options", the Company recognized inducement expense of $108 in 2012, against additional paid-in-capital, related to the conversion.

The holders of the Convertible Notes also exercised their rights to acquire an aggregate of 39,407 additional ordinary shares at $0.48 per share during 2012.